FEDERATED BOND FUND
(A Portfolio of Federated Investment Series Funds, Inc.)
Class A shares
Class B Shares
Class C Shares
Class F Shares

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED
JANUARY 31, 2004.

Under the heading entitled "Securities in Which the Fund Invests," immediately after the section entitled "Z Classes and Residual Classes," please add the following:

     NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES

     Non-governmental  mortgage-backed  securities  (including  non-governmental
     CMOs) are issued by private entities, rather than by U. S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risks and liquidity risks.














                                                                 August 31, 2004

Cusips

31420F103
31420F202
31420F301
31420F400


31115 (8/04)